                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               August 14, 2002
                               ----------------
                               (Date of report)

                            NATIONAL PROCESSING, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

           Ohio                           1-11905                   61-1303983
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(State or other jurisdiction      (Commission File Number)       (IRS Employer
of incorporation)                                                 Identification
                                                                  No.)

       1231 Durrett Lane, Louisville, Kentucky                       40213
       ----------------------------------------------------------------------
      (Address of principal executive offices)                    (Zip Code)

                                 (502) 315-2000
                                 --------------
              (Registrant's telephone number, including area code)



ITEM 9.  REGULATION FD DISCLOSURE

         On August 14, 2002, pursuant to 18 U.S.C. Section 1350, Mr. Thomas A. Wimsett, President and Chief Executive Officer of National Processing, Inc., and Mr. David E. Fountain, Senior Vice President and Chief Financial Officer of National Processing, Inc., each signed certifications with respect to National Processing, Inc.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 filed on August 14, 2002. Such certifications are attached hereto as Annexes A and B.

         Annexes A and B are incorporated herein by reference and have been furnished, not filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NATIONAL PROCESSING, INC.
                                                (Registrant)
                                                By: /s/ Carlton E. Langer
                                                   ----------------------
                                                Name: Carlton E. Langer
                                                Title: Secretary

Dated: August 14, 2002




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                                     Annex A

                                  CERTIFICATION

         Pursuant to 18 U.S.C. section 1350, the undersigned officer of National Processing, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   August 14, 2002

                              /s/ Thomas A. Wimsett
                              ---------------------
                              Name:  Thomas A. Wimsett
                              Title: President and
                                     Chief Executive Officer

         The foregoing certification is being furnished solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Report or as a separate disclosure document.


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                                    Annex B

                                  CERTIFICATION

         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of National Processing, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   August 14, 2002

                                           /s/ David E. Fountain
                                           ---------------------
                                           Name:  David E. Fountain
                                           Title  Senior Vice President and
                                                  Chief Financial Officer

         The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.